UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate
Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2016

Date of reporting period:	12/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Short-Term Corporate Bond Fund, Inc.

ANNUAL REPORT	DECEMBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

•

Issue selection among investment-grade corporate bonds and collateralized loan obligations added to the Fund’s performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund benefited from its positioning in the upstream energy, automotive, consumer non-cyclical, and cable & satellite sectors.

•	An underweight relative to the Bloomberg Barclays 1-5 Year US Credit Index in emerging markets debt detracted from returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short-Term Corporate Bond Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended December 31, 2016.

The reporting period was dominated by headline events. The most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the United States. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery continued to strengthen as labor markets tightened. However, questions arose over the new administration’s stance toward existing global trade agreements.

Equity markets in the US, especially financial stocks, experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks retreated for the reporting period overall as the eurozone economy continued to experience sluggish growth. Asian markets advanced moderately, and emerging markets were mixed.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December policy meeting. Overall, US fixed income markets generated positive returns during the reporting period, though rising interest rates and concerns over potential inflation jolted bond markets near the end of the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short-Term Corporate Bond Fund, Inc.

February 15, 2017

Prudential Short-Term Corporate Bond Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.50	11.27	45.25	—
Class B	1.73	7.17	34.69	—
Class C	1.73	7.18	36.01	—
Class Q	2.85	N/A	N/A	10.97 (3/2/12)
Class R	2.24	9.89	41.70	—
Class Z	2.76	12.78	48.93	—
Bloomberg Barclays 1–5 Year US Credit Index	2.58	12.90	46.06	—
Lipper Short/Intermediate Investment-Grade Debt Funds Average	2.43	9.63	38.03	—

Average Annual Total Returns (With Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.83	1.49	3.46	—
Class B	–1.27	1.39	3.02	—
Class C	0.73	1.40	3.12	—
Class Q	2.85	N/A	N/A	2.18 (3/2/12)
Class R	2.24	1.90	3.55	—
Class Z	2.76	2.44	4.06	—
Bloomberg Barclays 1–5 Year US Credit Index	2.58	2.46	3.86	—
Lipper Short/Intermediate Investment-Grade Debt Funds Average	2.43	1.84	3.24	—

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Average Annual Total Returns (Without Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.50	2.16	3.80	—
Class B	1.73	1.39	3.02	—
Class C	1.73	1.40	3.12	—
Class Q	2.85	N/A	N/A	2.18 (3/2/12)
Class R	2.24	1.90	3.55	—
Class Z	2.76	2.44	4.06	—

Prudential Short-Term Corporate Bond Fund, Inc.	5

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund, Inc. (Class A shares) with a similar investment in the Bloomberg Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 2006) and the account values at the end of the current fiscal year (December 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, R, and Z shares will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	.50% on sales of $1 million or more made within 18 months of purchase	3% (Yr. 1) 2% (Yr. 2) 1% (Yr. 3) 1% (Yr. 4) 0% (Yr. 5)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays 1–5 Year US Credit Index—The Bloomberg Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 10.64% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 2.11% for Class Q shares.

Lipper Short/Intermediate Investment-Grade Debt Funds Average—The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds universe for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 12/31/16 is 7.93% for Class Q shares. The average annual

Prudential Short-Term Corporate Bond Fund, Inc.	7

Your Fund’s Performance (continued)

total return for the Lipper Average measured from the month-end closest to the inception date through 12/31/16 is 1.58% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date for the indicated share class.

Distributions and Yields as of 12/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.26	1.68	1.68
Class B	0.18	0.99	0.99
Class C	0.18	0.99	0.99
Class Q	0.30	2.09	2.09
Class R	0.24	1.49	1.24
Class Z	0.29	1.97	1.97

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 12/31/16 (%)
AAA	10.2
AA	6.2
A	39.3
BBB	41.0
BB	1.9
B	0.1
Cash/Cash Equivalents	1.4
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Short-Term Corporate Bond Fund’s Class A shares returned 2.50% for the 12-month period ended December 31, 2016, in line with the 2.58% return of the Bloomberg Barclays 1-5 Year US Credit Index (the Index) and the 2.43% return of the Lipper Short/Intermediate Investment-Grade Debt Funds Average.

What were market conditions?

•

The short-term investment-grade corporate bond market, as measured by the Index, posted a return of 2.58% during the reporting period, outperforming US Treasury securities by 148 basis points. (A basis point is 1/100th of a percent.)

•

Short-term corporate bonds generated positive returns during the first quarter of 2016 but underperformed the broader corporate market. Credit spreads widened in January through mid-February amid uncertainty about the Federal Reserve’s (Fed) rate hiking schedule, the pace of US and global economic growth, fallout within the energy sector due to lower crude oil prices, the outlook for corporate earnings, and outsized issuance. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Between mid-February and the end of March, credit spreads tightened as oil prices seemed to stabilize, US economic data improved, the Fed pushed back the timing and magnitude of its rate hikes, and China and the European Central Bank (ECB) increased their stimulus efforts.

•

Short-term corporate bonds underperformed the broader corporate bond market in the second quarter, but recorded a positive return, benefiting from investors’ demand for yield amid steady, albeit modest, US economic growth. Fundamentals remained solid overall for US consumer-oriented sectors, which were boosted by US economic growth. Meanwhile, most commodity, energy, and metals & mining issuers sought to shore up their balance sheets. In other industrial sectors, the use of leverage increased as lower interest rates spurred mergers and acquisitions (M&A) activity and share buybacks. US financial issues came under pressure on fears that slower global growth and the Fed’s reluctance to raise rates might weigh on earnings.

•

Short-term corporate bonds eked out a gain during the third quarter, but underperformed the broader corporate bond market. Overall, corporate bonds continued to benefit from modestly positive US economic growth and strong demand from global investors seeking yield against a backdrop of aggressive central bank monetary policies. These policies included negative interest rates in Europe and Japan, as well as the ECB’s corporate bond purchase program. The industrial and utility sectors outpaced the financial sector, which was hurt by concerns about ultra-low interest rates and the Fed’s continued reluctance to take monetary policy action. Although fundamentals in most consumer-oriented industries remained healthy, they weakened among high-quality industrial companies due to increased leverage for the financing of M&A and share-buyback activities.

Prudential Short-Term Corporate Bond Fund, Inc.	9

Strategy and Performance Overview (continued)

•

Short-term corporate bonds retreated during the fourth quarter, but outperformed the broader corporate bond market. Despite their negative returns, corporate bonds were supported overall by modestly improving US economic growth and still healthy credit fundamentals. While leverage continued to increase in the industrial sector, companies in most industries had positive free cash flows before share buybacks. In addition, revenue and earnings growth improved. Energy companies were generally stable, while metals & mining issuers continued to undergo balance sheet repair.

•

At the end of the period, supply-and-demand conditions remained favorable, given the relatively higher yields of US corporate bonds versus those in other developed markets. Record issuance in 2016 was met with strong demand from both US and non-US investors, particularly investors from Japan and Europe where interest rates were anchored by aggressive central bank monetary policies.

What worked?

•

The Fund benefited from security selection among investment-grade corporate bonds and collateralized loan obligations. Within corporate bonds, positioning in the upstream energy, automotive, consumer non-cyclical, and cable & satellite sectors added to relative performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s overall exposure to investment-grade corporate bonds contributed positively to results.

•

PGIM Fixed Income continued to add modest allocations to non-Index fixed income sectors to diversify the Fund away from short-term investment-grade corporate bonds and to add incremental yield. During the period, non-Index exposure to short-duration BB-rated corporate bonds and high-quality commercial mortgage-backed securities added to returns.

•

Overweights to Charter Communications (cable & satellite), Newell Brands (consumer non-cyclical), and General Motors (automotive) bolstered performance. An underweight to Wells Fargo (banking) also added value.

What didn’t work?

•	The Fund was hurt by an underweight in emerging markets debt during the period.

•	Within corporate bonds, the Fund’s positioning in the banking, metals & mining, and financial sectors detracted from performance.

•

Overweight positions in the banking sector, including Bank of America, Citigroup, Morgan Stanley, and Goldman Sachs Group, hampered performance. The Fund’s underweights in metals & mining issuers, including Valepar and Freeport-McMoRan, also limited results.

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Did the Fund use derivatives and how did they affect performance?

•	The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ certain instruments on a limited basis.

•

Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Credit default swaps are used sparingly to either add risk exposure to certain issuers, or to hedge credit risk imposed by certain issuers.

•	During the reporting period, the use of Treasury futures and credit default swaps did not have a material impact on the Fund’s performance.

Current outlook

•

Within investment-grade corporate bonds, PGIM Fixed Income continues to guard the Fund against event risk. PGIM Fixed Income favors financials, primarily US money center banks, over industrials. In PGIM Fixed Income’s view, financial issuers are less vulnerable to event risk and are subject to higher capital requirements, which should continue even if other post-financial crisis regulations are rolled back to some extent.

•

Within industrials, PGIM Fixed Income prefers autos, chemicals, and paper. Also favored in other industries are select pharmaceuticals, as well as US-centric issuers with close ties to a growing US economy.

•	PGIM Fixed Income favors electric utilities, and in the energy sector, continues to find select opportunities among issues that have already experienced an “event.”

•

PGIM Fixed Income expects US credit spreads to tighten in the first quarter of 2017 given they were modestly attractive at the end of the period, with little to no sign of a US recession and on-going demand by overseas investors, driven by higher US interest rates and non-US central bank quantitative easing programs.

Prudential Short-Term Corporate Bond Fund, Inc.	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2016, at the beginning of the period, and held through the six-month period ended December 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short-Term Corporate Bond Fund, Inc.		Beginning Account Value July 1, 2016	Ending Account Value December 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$995.50	0.78%	$3.91
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
Class B	Actual	$1,000.00	$991.70	1.53%	$7.66
	Hypothetical	$1,000.00	$1,017.44	1.53%	$7.76
Class C	Actual	$1,000.00	$991.80	1.53%	$7.66
	Hypothetical	$1,000.00	$1,017.44	1.53%	$7.76
Class Q	Actual	$1,000.00	$998.10	0.43%	$2.16
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19
Class R	Actual	$1,000.00	$994.30	1.03%	$5.16
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
Class Z	Actual	$1,000.00	$997.70	0.53%	$2.66
	Hypothetical	$1,000.00	$1,022.47	0.53%	$2.69

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Short-Term Corporate Bond Fund, Inc.	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended December 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.77	0.77
B	1.52	1.52
C	1.52	1.52
Q	0.42	0.42
R	1.27	1.02
Z	0.52	0.52

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITIES 5.8%

Collateralized Loan Obligations
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.580	%(a)	01/15/28	25,000	$24,938,038
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A	2.343	(a)	10/15/28	20,000	19,996,428
Ares CLO Ltd. (Cayman Islands), Series 2012-2A, Class AR, 144A	2.164	(a)	10/12/23	40,000	40,005,356
Ares XXVII CLO Ltd. (Cayman Islands), Series 2013-2A, Class A2R, 144A	2.240	(a)	07/28/25	25,000	25,058,562
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A	2.298	(a)	07/16/26	10,000	10,008,943
Atrium X CLO (Cayman Islands), Series 2015-10A, Class A, 144A	2.000	(a)	07/16/25	40,000	39,892,164
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.406	(a)	10/15/28	10,000	10,032,328
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.412	(a)	07/18/27	11,500	11,534,355
Galaxy XVII CLO Ltd. (Cayman Islands), Series 2014-17A, Class AR, 144A	2.280	(a)	07/15/26	10,000	10,000,310
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.381	(a)	07/20/27	45,000	44,940,807
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(b)	2.302	(a)	07/25/26	7,320	7,332,096
Marea CLO Ltd. (Cayman Islands), Series 2012-1A, Class AR, 144A	2.230	(a)	10/15/23	25,000	25,003,055
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.631	(a)	04/20/28	20,000	20,035,430
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.390	(a)	10/15/26	5,000	4,991,843
Series 2015-9A, Class A1A, 144A	2.340	(a)	07/15/27	26,000	25,929,535
OZLM Funding Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A	2.402	(a)	07/22/27	25,000	25,004,072
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.308	(a)	10/30/27	25,000	25,005,400
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.381	(a)	07/20/27	35,000	35,062,790
Regatta VII Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A	2.374	(a)	12/20/28	20,000	19,991,444

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	15

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.356	%(a)	05/15/26	24,780	$24,745,873
Sound Point CLO IX Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A	2.401	(a)	07/20/27	40,000	40,040,512
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.402	(a)	04/18/26	5,000	5,013,537
Series 2015-1A, Class A, 144A	2.381	(a)	07/20/27	45,000	45,054,099
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434	(a)	10/25/28	10,000	9,997,748
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A	2.507	(a)	10/20/28	20,000	20,117,106
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281	(a)	11/07/25	25,000	25,002,432

TOTAL ASSET-BACKED SECURITIES (cost $593,099,955)					594,734,263

BANK LOAN 0.2%

Technology
Dell International LLC (cost $19,449,511)	2.998	(a)	12/31/18	20,000	19,968,760

COMMERCIAL MORTGAGE-BACKED SECURITIES 3.8%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587	(a)	04/10/49	11,687	11,742,481
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A3	3.061		02/10/48	12,750	12,944,752
Series 2016-C2, Class A2	1.846		08/10/49	15,097	14,737,439
COMM Mortgage Trust,
Series 2012-CR4, Class A2	1.801		10/15/45	3,200	3,209,424
Series 2014-CR18, Class A3	3.528		07/15/47	7,400	7,722,974
Series 2014-CR19, Class A3	3.530		08/10/47	14,824	15,366,554
Series 2015-CR22, Class A3	3.207		03/10/48	27,750	28,111,660
Series 2015-DC1, Class A3	3.219		02/10/48	20,000	20,272,094
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3	3.526		08/10/46	17,475	18,195,104
Series 2014-GC20, Class A3	3.680		04/10/47	19,000	19,653,273
Series 2014-GC22, Class A3	3.516		06/10/47	20,000	20,595,806
Series 2014-GC24, Class A3	3.342		09/10/47	10,000	10,269,189
Series 2015-GC28, Class A3	3.307		02/10/48	8,225	8,416,687

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A3	3.435%		08/15/47	15,000	$15,457,812
Series 2015-C28, Class A2	2.773		10/15/48	19,754	20,119,731
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class A3	2.475		12/15/47	7,000	7,039,422
Series 2013-C10, Class A3	2.682		12/15/47	22,445	22,683,970
Series 2013-C13, Class A3	3.525		01/15/46	10,000	10,349,316
Series 2013-C16, Class A2	3.070		12/15/46	10,755	10,974,311
Series 2014-C20, Class A3A1	3.472		07/15/47	20,000	20,637,622
Series 2016-JP3, Class A3	2.523		08/15/49	16,726	16,173,109
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4	3.091		08/10/49	90	92,149
Series 2012-C4, Class A3	2.533		12/10/45	31,000	31,155,549
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608	(a)	05/15/46	17,308	17,576,412
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A2	3.531		07/15/46	10,000	10,378,684
Series 2015-LC20, Class A3	3.086		04/15/50	16,633	16,885,915
Series 2015-NXS1, Class A3	3.058		05/15/48	5,791	5,826,377

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $400,864,204)					396,587,816

CORPORATE BONDS 86.8%

Aerospace/Defense 0.2%
BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.750		10/11/21	5,936	6,418,644
Harris Corp.,
Sr. Unsec’d. Notes	1.999		04/27/18	3,445	3,447,098
Sr. Unsec’d. Notes	2.700		04/27/20	8,270	8,260,903
United Technologies Corp., Jr. Sub. Notes	1.778	(a)	05/04/18	5,055	5,056,102

					23,182,747

Agriculture 1.0%
Altria Group, Inc., Gtd. Notes	9.250		08/06/19	9,353	11,036,278
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050		02/11/18	26,140	26,164,258
Reynolds American, Inc.,
Gtd. Notes	2.300		08/21/17	11,600	11,657,095
Gtd. Notes	2.300		06/12/18	31,845	32,046,866
Gtd. Notes	3.250		06/12/20	4,905	5,025,977
Gtd. Notes	6.875		05/01/20	13,185	14,972,688

					100,903,162

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	17

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Airlines 1.0%
American Airlines,
Series 2013-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.000%	01/15/27	2,339	$2,409,009
Series 2013-2, Class A, Pass-Through Trust, Pass-Through Certificates	4.950	07/15/24	32,786	34,958,125
Continental Airlines, Inc.,
Series 1998-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.648	03/15/19	701	710,857
Series 1998-3, Class A-1, Pass-Through Trust, Pass-Through Certificates^	6.820	11/01/19	1,719	1,778,648
Series 1999-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.545	08/02/20	1,980	2,061,130
Series 2001-1, Class A-1, Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	73	77,465
Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	13,800	15,248,584
Series 2009-2, Class A, Pass-Through Trust, Pass-Through Certificates	7.250	05/10/21	10,108	11,295,574
Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22	2,550	2,690,127
Delta Air Lines, Inc.,
Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.821	02/10/24	4,483	5,155,354
Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.200	01/02/20	2,691	2,831,913
Series 2010-2, Class A, Pass-Through Trust, Pass-Through Certificates	4.950	11/23/20	9,698	10,163,089
Series 2011-1, Class A, Pass-Through Trust, Pass-Through Certificates	5.300	10/15/20	1,147	1,210,219
Series 2012-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	11/07/21	7,261	7,587,290
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650	11/05/20	7,235	7,253,297

				105,430,681

Apparel 0.1%
VF Corp., Sr. Unsec’d. Notes	5.950	11/01/17	5,915	6,132,654

Auto Manufacturers 4.4%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	1.850	09/15/21	27,495	26,549,969
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.875	01/11/18	6,802	6,811,285
Gtd. Notes, 144A	2.250	03/02/20	10,125	10,078,455

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Gtd. Notes, 144A	2.375%		08/01/18	15,000	$15,112,875
Gtd. Notes, 144A	2.950		01/11/17	8,270	8,272,622
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.145		01/09/18	11,610	11,626,811
Sr. Unsec’d. Notes	2.375		01/16/18	14,300	14,363,849
Sr. Unsec’d. Notes	2.375		03/12/19	19,450	19,438,466
Sr. Unsec’d. Notes	2.459		03/27/20	18,730	18,489,507
Sr. Unsec’d. Notes	2.551		10/05/18	6,570	6,606,950
Sr. Unsec’d. Notes	3.157		08/04/20	12,740	12,834,709
Sr. Unsec’d. Notes	3.200		01/15/21	20,000	20,029,180
Sr. Unsec’d. Notes	3.336		03/18/21	14,025	14,122,319
Sr. Unsec’d. Notes	4.250		02/03/17	14,520	14,548,590
Sr. Unsec’d. Notes	5.000		05/15/18	45,956	47,758,854
Sr. Unsec’d. Notes	6.625		08/15/17	2,000	2,060,864
Sr. Unsec’d. Notes, MTN(c)	2.943		01/08/19	19,740	19,965,273
General Motors Co., Sr. Unsec’d. Notes	3.500		10/02/18	39,500	40,286,089
General Motors Financial Co., Inc.,
Gtd. Notes	3.100		01/15/19	11,500	11,622,049
Gtd. Notes	3.150		01/15/20	14,815	14,907,905
Gtd. Notes	3.200		07/13/20	7,980	8,004,004
Gtd. Notes	3.250		05/15/18	6,975	7,066,386
Gtd. Notes	3.700		11/24/20	14,000	14,241,500
Gtd. Notes	3.700		05/09/23	10,025	9,864,470
Gtd. Notes	4.200		03/01/21	20,950	21,615,100
Gtd. Notes	4.750		08/15/17	16,500	16,812,972
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN	2.400		09/15/19	18,145	18,256,356
Gtd. Notes, 144A, MTN	2.700		03/15/17	12,210	12,238,523
Volkswagen International Finance NV (Germany), Gtd. Notes, 144A	2.375		03/22/17	10,050	10,072,613

					453,658,545

Auto Parts & Equipment 0.4%
Delphi Automotive PLC, Gtd. Notes	3.150		11/19/20	16,465	16,728,621
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(c)	4.000		04/29/20	7,000	7,280,000
Gtd. Notes, 144A	4.500		04/29/22	12,670	13,065,938

					37,074,559

Banks 23.1%
Bank of America Corp., Jr. Sub. Notes, Series K	8.000	(a)	07/29/49	10,601	10,892,528
Jr. Sub. Notes, Series M	8.125	(a)	12/29/49	10,000	10,387,500
Jr. Sub. Notes, Series V(c)	5.125	(a)	12/29/49	15,000	14,775,000

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	19

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Sr. Unsec’d. Notes	5.700%		01/24/22	5,000	$5,616,190
Sr. Unsec’d. Notes	5.750		12/01/17	30,860	31,966,300
Sr. Unsec’d. Notes	6.000		09/01/17	47,395	48,768,460
Sr. Unsec’d. Notes, GMTN	2.625		04/19/21	50,185	49,840,631
Sr. Unsec’d. Notes, MTN	2.000		01/11/18	25,235	25,293,066
Sr. Unsec’d. Notes, MTN	2.503		10/21/22	41,890	40,512,950
Sr. Unsec’d. Notes, MTN	5.650		05/01/18	5,000	5,238,810
Sr. Unsec’d. Notes, MTN	6.875		04/25/18	30,840	32,780,144
Sr. Unsec’d. Notes, Series L, MTN	2.250		04/21/20	5,845	5,810,924
Sr. Unsec’d. Notes, Series L, MTN	2.600		01/15/19	47,055	47,457,226
Sr. Unsec’d. Notes, Series L, MTN	2.650		04/01/19	12,435	12,566,363
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.050		05/03/21	24,550	24,095,850
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300		03/10/19	20,200	20,207,918
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.750		11/08/19	7,920	7,899,091
Sr. Unsec’d. Notes	3.200		08/10/21	20,895	20,652,430
Sr. Unsec’d. Notes	3.250		01/12/21	24,000	24,023,376
BPCE SA (France), Gtd. Notes, MTN	2.500		07/15/19	10,000	10,052,150
Capital One Financial Corp.,
Sr. Unsec’d. Notes	2.450		04/24/19	12,075	12,151,459
Sr. Unsec’d. Notes	5.250		02/21/17	11,913	11,970,206
Sr. Unsec’d. Notes	6.750		09/15/17	32,225	33,376,077
Capital One NA,
Sr. Unsec’d. Notes	2.250		09/13/21	48,890	47,702,462
Sr. Unsec’d. Notes	2.400		09/05/19	12,135	12,161,988
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(a)	12/29/49	19,535	19,827,048
Jr. Sub. Notes, Series R(c)	6.125	(a)	12/29/49	6,810	7,048,350
Sr. Unsec’d. Notes	1.700		04/27/18	20,000	19,955,920
Sr. Unsec’d. Notes	2.350		08/02/21	18,000	17,607,582
Sr. Unsec’d. Notes	2.500		09/26/18	10,245	10,342,993
Sr. Unsec’d. Notes	2.500		07/29/19	19,810	19,945,798
Sr. Unsec’d. Notes	2.550		04/08/19	23,100	23,288,080
Sr. Unsec’d. Notes	2.700		03/30/21	78,185	78,006,113
Compass Bank, Sr. Unsec’d. Notes	1.850		09/29/17	13,155	13,125,138
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	1.700		04/27/18	8,230	8,211,861
Sr. Unsec’d. Notes	3.000		10/29/21	18,996	19,177,507
Sr. Unsec’d. Notes, GMTN	1.375		05/26/17	4,800	4,801,114
Sr. Unsec’d. Notes, GMTN	2.300		05/28/19	18,899	18,945,246

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	2.750%		03/26/20	20,250	$20,074,230
Gtd. Notes	3.125		12/10/20	5,000	4,984,370
Gtd. Notes	3.800		06/09/23	25,000	24,972,450
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A, MTN	2.800		03/10/21	22,760	22,921,437
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	26,505	26,236,981
Deutsche Bank AG London (Germany), Sr. Unsec’d. Notes	1.875		02/13/18	25,445	25,298,997
Discover Bank, Sr. Unsec’d. Notes	2.000		02/21/18	28,905	28,899,739
Fifth Third Bancorp, Sub. Notes	5.450		01/15/17	5,730	5,737,867
Fifth Third Bank,
Sr. Unsec’d. Notes	2.300		03/15/19	6,250	6,292,156
Sr. Unsec’d. Notes	2.375		04/25/19	7,620	7,677,287
First Horizon National Corp., Sr. Unsec’d. Notes	3.500		12/15/20	13,890	14,016,510
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L	5.700	(a)	12/29/49	9,925	10,171,140
Jr. Sub. Notes, Series M	5.375	(a)	12/29/49	9,610	9,706,100
Sr. Unsec’d. Notes	2.350		11/15/21	24,690	23,987,816
Sr. Unsec’d. Notes	2.375		01/22/18	45,125	45,393,268
Sr. Unsec’d. Notes	2.550		10/23/19	9,500	9,569,749
Sr. Unsec’d. Notes	2.600		04/23/20	16,000	16,016,768
Sr. Unsec’d. Notes	2.625		01/31/19	5,000	5,053,760
Sr. Unsec’d. Notes	2.875		02/25/21	38,750	38,929,180
Sr. Unsec’d. Notes	2.900		07/19/18	16,050	16,271,650
Sr. Unsec’d. Notes	5.950		01/18/18	36,835	38,372,567
Sr. Unsec’d. Notes	6.150		04/01/18	24,250	25,508,939
Sr. Unsec’d. Notes, GMTN	5.375		03/15/20	10,000	10,849,860
Sr. Unsec’d. Notes, GMTN	7.500		02/15/19	25,727	28,520,463
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	1.500		05/15/18	5,000	4,972,160
HSBC Bank USA NA, Sub. Notes	4.875		08/24/20	12,865	13,638,495
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.650		01/05/22	18,420	17,982,728
HSBC USA, Inc., Sr. Unsec’d. Notes	2.625		09/24/18	9,855	9,955,945
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(c)	2.600		08/02/18	13,660	13,793,062

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	21

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes	7.900	%(a)	12/29/49	14,000	$14,497,000
Jr. Sub. Notes, Series Q	5.150	(a)	12/29/49	10,000	9,564,000
Jr. Sub. Notes, Series V	5.000	(a)	12/29/49	20,000	19,950,000
Sr. Unsec’d. Notes	1.625		05/15/18	11,184	11,169,651
Sr. Unsec’d. Notes	1.800		01/25/18	20,500	20,522,673
Sr. Unsec’d. Notes	2.250		01/23/20	40,425	40,329,840
Sr. Unsec’d. Notes(c)	2.400		06/07/21	29,670	29,397,451
Sr. Unsec’d. Notes	2.550		10/29/20	15,090	15,078,864
Sr. Unsec’d. Notes	6.000		01/15/18	40,000	41,725,000
Sr. Unsec’d. Notes	6.300		04/23/19	65,200	71,246,452
KeyBank NA, Sr. Unsec’d. Notes	2.500		12/15/19	16,025	16,191,900
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	1.750		03/16/18	3,435	3,430,098
Gtd. Notes	1.750		05/14/18	20,260	20,233,014
Gtd. Notes	2.700		08/17/20	7,494	7,548,879
Gtd. Notes, 144A, MTN	5.800		01/13/20	24,810	27,054,809
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300		01/30/19	23,960	24,136,753
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A	1.850		03/21/18	5,750	5,739,984
Gtd. Notes, 144A	2.450		04/16/19	17,955	18,031,111
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450	(a)	07/29/49	17,375	17,201,250
Jr. Sub. Notes, Series J(c)	5.550	(a)	12/29/49	4,700	4,752,875
Sr. Unsec’d. Notes(c)	1.875		01/05/18	17,140	17,165,539
Sr. Unsec’d. Notes	2.650		01/27/20	19,700	19,792,787
Sr. Unsec’d. Notes	2.800		06/16/20	25,800	26,011,147
Sr. Unsec’d. Notes, GMTN	2.375		07/23/19	26,670	26,745,983
Sr. Unsec’d. Notes, GMTN	2.450		02/01/19	9,430	9,494,756
Sr. Unsec’d. Notes, GMTN	2.500		04/21/21	28,660	28,348,408
Sr. Unsec’d. Notes, GMTN	5.500		01/26/20	14,765	16,007,209
Sr. Unsec’d. Notes, GMTN	6.625		04/01/18	25,000	26,438,200
Sr. Unsec’d. Notes, MTN	2.125		04/25/18	26,790	26,896,731
Sr. Unsec’d. Notes, MTN	2.625		11/17/21	40,640	40,150,776
Sr. Unsec’d. Notes, MTN	5.550		04/27/17	14,875	15,071,871
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	5,498	5,959,612
Sr. Unsec’d. Notes, MTN	6.250		08/28/17	11,493	11,841,916
MUFG Union Bank NA, Sr. Unsec’d. Notes	2.625		09/26/18	17,785	17,979,390
PNC Bank NA, Sr. Unsec’d. Notes	2.200		01/28/19	15,425	15,506,228
Santander Bank NA, Sr. Unsec’d. Notes	2.000		01/12/18	12,785	12,779,656
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875		10/16/20	21,590	21,395,496

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375%		03/25/19	44,760	$44,874,899
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	1.500		01/18/18	10,270	10,218,537
Gtd. Notes	1.800		07/18/17	19,221	19,265,727
Gtd. Notes	2.450		01/10/19	8,680	8,727,514
Gtd. Notes	2.450		01/16/20	7,110	7,080,586
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442		10/19/21	14,330	14,097,352
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes	2.350		11/01/18	17,695	17,851,795
Sr. Unsec’d. Notes	2.500		05/01/19	20,200	20,372,245
Sr. Unsec’d. Notes	2.700		01/27/22	13,070	13,075,555
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875		09/07/21	23,630	22,819,845
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375		08/14/19	25,410	25,533,137
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A	2.650		02/01/22	28,325	27,528,926
Gtd. Notes, 144A	2.950		09/24/20	13,750	13,756,064
Wells Fargo & Co., Jr. Sub. Notes, Series K	7.980	(a)	03/29/49	17,472	18,258,240
Wells Fargo Bank NA, Sub. Notes	6.000		11/15/17	12,525	12,998,345

					2,384,133,599

Beverages 1.6%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	2.650		02/01/21	77,630	78,075,984
Gtd. Notes	3.300		02/01/23	22,385	22,781,931
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375		01/15/20	10,000	10,906,940
Beam Suntory, Inc. (Japan), Gtd. Notes	1.875		05/15/17	8,465	8,477,113
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	2.375		11/26/18	25,500	25,677,098
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.400		10/01/17	6,325	6,327,549
Molson Coors Brewing Co., Gtd. Notes	2.000		05/01/17	10,975	11,001,702

					163,248,317

Biotechnology 1.8%
Amgen, Inc.,
Sr. Unsec’d. Notes	1.850		08/19/21	22,640	21,770,986
Sr. Unsec’d. Notes	2.125		05/15/17	26,975	27,062,993
Sr. Unsec’d. Notes	2.125		05/01/20	23,895	23,671,176
Sr. Unsec’d. Notes	2.200		05/22/19	24,700	24,890,659
Sr. Unsec’d. Notes	6.150		06/01/18	6,000	6,363,282

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	23

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Biotechnology (cont’d.)
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	12,910	$13,074,654
Celgene Corp.,
Sr. Unsec’d. Notes	1.900		08/15/17	5,555	5,572,765
Sr. Unsec’d. Notes	2.300		08/15/18	17,100	17,204,532
Sr. Unsec’d. Notes	2.875		08/15/20	27,740	28,057,762
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500		09/01/23	9,365	9,030,866
Sr. Unsec’d. Notes	2.550		09/01/20	9,620	9,721,385

					186,421,060

Building Materials 0.3%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	3.000		06/15/20	11,225	11,297,143
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.750		01/15/18	6,652	6,761,605
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	2.098	(a)	06/30/17	13,885	13,908,896

					31,967,644

Chemicals 2.8%
Ashland LLC, Gtd. Notes	3.875		04/15/18	15,000	15,393,750
Cabot Corp., Sr. Unsec’d. Notes	2.550		01/15/18	19,425	19,502,545
Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	8,900	9,376,488
CF Industries, Inc., Sr. Sec’d. Notes, 144A	3.400		12/01/21	5,180	5,125,553
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A(b)	2.450		05/01/20	16,040	15,929,051
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125		11/15/21	24,913	26,323,798
Sr. Unsec’d. Notes	8.550		05/15/19	15,000	17,191,215
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700		01/15/20	33,650	33,846,853
Sr. Unsec’d. Notes	4.500		01/15/21	449	474,197
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	5.000		04/15/19	41,595	43,951,440
Sr. Unsec’d. Notes	6.000		11/15/21	19,935	22,607,666
Potash Corp of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes(c)	4.875		03/30/20	19,415	20,640,921
Rohm & Haas Co., Gtd. Notes	6.000		09/15/17	4,739	4,886,857
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	1.350		12/15/17	5,000	4,991,325
Solvay Finance America LLC (Belgium), Gtd. Notes,144A	3.400		12/03/20	20,875	21,240,166
Westlake Chemical Corp., Gtd. Notes, 144A	4.625		02/15/21	20,500	21,217,500
Yara International ASA (Norway), Sr. Unsec’d. Notes, 144A	7.875		06/11/19	7,933	8,869,713

					291,569,038

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Commercial Services 1.1%
Ecolab, Inc.,
Sr. Unsec’d. Notes	1.450%		12/08/17	15,600	$15,584,603
Sr. Unsec’d. Notes	2.250		01/12/20	4,215	4,213,782
Equifax, Inc., Sr. Unsec’d. Notes	2.300		06/01/21	15,830	15,513,352
ERAC USA Finance LLC,
Gtd. Notes, 144A(b)	2.350		10/15/19	20,835	20,816,498
Gtd. Notes, 144A(b)	2.600		12/01/21	25,000	24,602,850
Gtd. Notes, 144A(b)	2.750		03/15/17	3,520	3,529,434
Gtd. Notes, 144A(b)	2.800		11/01/18	2,050	2,075,699
Gtd. Notes, 144A(b)	5.250		10/01/20	6,000	6,538,194
Gtd. Notes, 144A(b)	6.375		10/15/17	4,461	4,622,243
Total System Services, Inc., Sr. Unsec’d. Notes	3.800		04/01/21	11,178	11,537,339

					109,033,994

Computers 1.7%
Apple, Inc.,
Sr. Unsec’d. Notes	2.250		02/23/21	23,870	23,850,140
Sr. Unsec’d. Notes	2.850		05/06/21	5,000	5,103,730
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A	3.480		06/01/19	41,740	42,608,443
Sr. Sec’d. Notes, 144A	4.420		06/15/21	7,860	8,133,096
EMC Corp., Sr. Unsec’d. Notes	1.875		06/01/18	32,460	32,100,181
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.450	(a)	10/05/17	27,170	27,321,065
Sr. Unsec’d. Notes	2.850	(a)	10/05/18	24,090	24,322,974
Seagate HDD Cayman, Gtd. Notes	3.750		11/15/18	13,195	13,519,927

					176,959,556

Diversified Financial Services 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes	2.750		05/15/17	4,850	4,856,062
Gtd. Notes	3.750		05/15/19	7,310	7,447,062
Air Lease Corp., Sr. Unsec’d. Notes	5.625	(a)	04/01/17	2,665	2,688,319
American Express Co.,
Sr. Unsec’d. Notes	1.506	(a)	05/22/18	2,000	2,004,132
Sr. Unsec’d. Notes	7.000		03/19/18	19,920	21,168,825
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250		08/15/19	8,850	8,899,250
Capital One Bank USA NA,
Sr. Unsec’d. Notes	2.150		11/21/18	3,675	3,681,641

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	25

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Sr. Unsec’d. Notes	2.300%		06/05/19	11,125	$11,151,889
Sub. Notes	8.800		07/15/19	7,995	9,156,154
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	2.200		07/25/18	3,950	3,979,736
CIT Group, Inc., Sr. Unsec’d. Notes	3.875		02/19/19	20,000	20,425,000
Discover Financial Services, Sr. Unsec’d. Notes	6.450		06/12/17	4,112	4,196,288
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342		11/15/20	8,342	8,338,021
International Lease Finance Corp.,
Sr. Unsec’d. Notes	3.875		04/15/18	16,644	16,956,075
Sr. Unsec’d. Notes	8.750	(a)	03/15/17	10,644	10,790,355
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)	5.250	(e)	02/06/12	1,520	87,400
Sr. Unsec’d. Notes(d)	5.625	(e)	01/24/13	1,000	58,000
Sr. Unsec’d. Notes(d)	6.000	(e)	07/19/12	900	51,750
Navient Corp., Sr. Unsec’d. Notes, MTN	4.625		09/25/17	500	508,125
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN	2.750		03/19/19	32,025	32,328,085
NYSE Holdings LLC, Gtd. Notes	2.000		10/05/17	19,880	19,985,493
Synchrony Financial,
Sr. Unsec’d. Notes	1.875		08/15/17	7,025	7,030,669
Sr. Unsec’d. Notes	2.600		01/15/19	26,850	26,985,807
Sr. Unsec’d. Notes	2.700		02/03/20	17,625	17,572,742
Sr. Unsec’d. Notes	3.000		08/15/19	10,115	10,246,080

					250,592,960

Electric 3.3%
American Electric Power Co, Inc., Sr. Unsec’d. Notes, Series E	1.650		12/15/17	19,295	19,301,425
Commonwealth Edison Co., First Mortgage	2.150		01/15/19	5,375	5,394,334
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000		05/15/21	16,755	16,375,080
Dominion Resources, Inc.,
Jr. Sub. Notes	2.962	(a)	07/01/19	2,810	2,844,864
Jr. Sub. Notes	4.104	(a)	04/01/21	22,500	23,437,530
Sr. Unsec’d. Notes, Series B	2.750		09/15/22	10,000	9,840,730
Sr. Unsec’d. Notes, Series C	2.000		08/15/21	13,955	13,533,224
Duke Energy Corp.,
Sr. Unsec’d. Notes	1.800		09/01/21	25,715	24,771,337
Sr. Unsec’d. Notes	2.100		06/15/18	4,350	4,368,501
Emera US Finance LP (Canada),
Gtd. Notes, 144A	2.150		06/15/19	1,750	1,747,107
Gtd. Notes, 144A	2.700		06/15/21	32,535	32,204,542

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Entergy Corp., Sr. Unsec’d. Notes	5.125%	09/15/20	11,128	$11,995,472
Exelon Corp.,
Sr. Unsec’d. Notes	2.450	04/15/21	4,940	4,880,631
Sr. Unsec’d. Notes	2.850	06/15/20	10,670	10,783,902
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950	01/15/20	26,996	27,317,036
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.750	03/15/18	10,850	10,948,561
Fortis, Inc. (Canada), Sr. Unsec’d. Notes, 144A	2.100	10/04/21	13,335	12,888,478
Georgia Power Co., Sr. Unsec’d. Notes	2.400	04/01/21	29,095	28,908,705
Kentucky Power Co., Sr. Unsec’d. Notes, 144A	6.000	09/15/17	7,040	7,236,838
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	1.586	06/01/17	4,770	4,772,800
Gtd. Notes	1.649	09/01/18	14,030	13,985,960
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.250	09/15/21	5,290	5,439,242
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19	18,060	18,128,610
PSEG Power LLC, Gtd. Notes(c)	3.000	06/15/21	11,030	11,063,884
Southern Co. (The),
Sr. Unsec’d. Notes	2.450	09/01/18	7,050	7,122,397
Sr. Unsec’d. Notes	2.750	06/15/20	12,818	12,927,837
TECO Finance, Inc., Gtd. Notes, MTN	6.572	11/01/17	2,000	2,076,160

				344,295,187

Electronics 0.4%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18	5,425	5,486,796
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125	06/15/21	18,569	18,618,059
Fortive Corp., Sr. Unsec’d. Notes, 144A	2.350	06/15/21	7,845	7,740,089
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.750	03/11/18	7,825	8,200,811
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.350	08/01/19	3,455	3,465,279

				43,511,034

Food 1.7%
JM Smucker Co. (The),
Gtd. Notes	1.750	03/15/18	5,965	5,972,778
Gtd. Notes	2.500	03/15/20	14,625	14,694,454
Kraft Heinz Foods Co.,
Gtd. Notes	2.250	06/05/17	10,720	10,754,218
Gtd. Notes	2.800	07/02/20	38,045	38,406,504
Gtd. Notes	6.125	08/23/18	11,431	12,185,183
Kroger Co. (The),
Gtd. Notes	6.400	08/15/17	9,800	10,091,256
Sr. Unsec’d. Notes	2.300	01/15/19	4,125	4,150,596

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	27

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Food (cont’d.)
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000%	10/28/21	17,430	$16,698,637
Sysco Corp., Gtd. Notes	2.500	07/15/21	16,520	16,343,699
Tyson Foods, Inc., Gtd. Notes	2.650	08/15/19	13,580	13,709,445
Wm. Wrigley Jr. Co.,
Sr. Unsec’d. Notes, 144A	2.000	10/20/17	7,390	7,427,164
Sr. Unsec’d. Notes, 144A	2.400	10/21/18	23,740	23,952,402
Sr. Unsec’d. Notes, 144A	2.900	10/21/19	2,550	2,594,528

				176,980,864

Forest Products & Paper 0.5%
Georgia-Pacific LLC, Gtd. Notes, 144A(b)	5.400	11/01/20	13,600	14,951,555
International Paper Co.,
Sr. Unsec’d. Notes	7.950	06/15/18	20,080	21,796,378
Sr. Unsec’d. Notes	9.375	05/15/19	8,295	9,633,091

				46,381,024

Gas 0.6%
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	5.950	02/01/17	12,400	12,442,185
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	2.800	11/15/20	9,700	9,788,270
Sempra Energy,
Sr. Unsec’d. Notes	2.300	04/01/17	12,390	12,414,284
Sr. Unsec’d. Notes	2.850	11/15/20	22,900	23,076,376

				57,721,115

Hand/Machine Tools 0.3%
Stanley Black & Decker, Inc.,
Sub. Notes	1.622	11/17/18	6,450	6,410,287
Sub. Notes	2.451	11/17/18	22,195	22,385,189

				28,795,476

Healthcare-Products 2.1%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900	11/30/21	31,245	31,155,952
Becton Dickinson and Co., Sr. Unsec’d. Notes	2.675	12/15/19	15,444	15,669,652
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20	6,575	6,673,053
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	10,525	10,683,085
Medtronic, Inc., Gtd. Notes	2.500	03/15/20	58,610	59,265,904
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.800	09/15/20	25,260	25,401,683
Stryker Corp., Sr. Unsec’d. Notes	2.625	03/15/21	17,460	17,527,431
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.400	02/01/19	4,985	5,022,896

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.000%	04/01/18	13,075	$13,090,965
Sr. Unsec’d. Notes	2.700	04/01/20	15,435	15,435,772
Sr. Unsec’d. Notes	3.150	04/01/22	13,499	13,462,094

				213,388,487

Healthcare-Services 2.9%
Aetna, Inc.,
Sr. Unsec’d. Notes	1.500	11/15/17	3,000	2,997,597
Sr. Unsec’d. Notes	1.750	05/15/17	10,655	10,664,643
Sr. Unsec’d. Notes	2.200	03/15/19	10,125	10,150,525
Sr. Unsec’d. Notes	2.400	06/15/21	36,790	36,623,415
Anthem, Inc.,
Sr. Unsec’d. Notes	1.875	01/15/18	41,195	41,213,126
Sr. Unsec’d. Notes	2.250	08/15/19	23,940	23,891,641
Sr. Unsec’d. Notes	2.300	07/15/18	9,875	9,939,553
Sr. Unsec’d. Notes	3.700	08/15/21	14,150	14,630,095
Catholic Health Initiatives,
Sec’d. Notes	1.600	11/01/17	2,100	2,109,188
Unsec’d. Notes	2.600	08/01/18	5,270	5,321,541
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes	5.450	06/15/21	1,416	1,572,482
Sr. Unsec’d. Notes	5.950	03/15/17	19,180	19,369,115
Dignity Health, Sec’d. Notes	2.637	11/01/19	8,900	8,977,537
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	9,010	9,082,242
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.200	08/23/17	14,785	14,853,913
Sr. Unsec’d. Notes	2.500	11/01/18	8,100	8,171,385
Sr. Unsec’d. Notes	2.625	02/01/20	3,640	3,636,429
Sr. Unsec’d. Notes(c)	4.625	11/15/20	3,730	3,998,802
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500	03/30/20	30,000	29,978,970
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.300	12/15/19	8,600	8,664,543
Sr. Unsec’d. Notes	2.700	07/15/20	14,800	15,022,666
Sr. Unsec’d. Notes	6.000	02/15/18	15,075	15,806,303

				296,675,711

Home Builders 0.2%
D.R. Horton, Inc., Gtd. Notes(c)	3.625	02/15/18	11,000	11,110,000
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	5,143	5,258,718
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	8,050	8,261,312

				24,630,030

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	29

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Home Furnishings 0.1%
Whirlpool Corp., Sr. Unsec’d. Notes	2.400%		03/01/19	12,725	$12,774,093

Housewares 0.7%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.050		12/01/17	7,090	7,113,482
Sr. Unsec’d. Notes	2.600		03/29/19	6,305	6,374,185
Sr. Unsec’d. Notes	2.875		12/01/19	34,655	35,272,830
Sr. Unsec’d. Notes	3.150		04/01/21	11,575	11,779,831
Sr. Unsec’d. Notes	4.000		06/15/22	10,895	11,291,044

					71,831,372

Insurance 3.0%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20	500	539,364
American International Group, Inc.,
Sr. Unsec’d. Notes	2.300		07/16/19	29,190	29,327,777
Sr. Unsec’d. Notes	3.300		03/01/21	15,095	15,461,552
AXIS Specialty Finance LLC, Gtd. Notes	5.875		06/01/20	6,075	6,658,965
AXIS Specialty Finance PLC, Gtd. Notes	2.650		04/01/19	9,160	9,223,122
Chubb INA Holdings, Inc., Gtd. Notes	2.300		11/03/20	24,800	24,794,321
Liberty Mutual Group, Inc., Gtd. Notes, 144A(c)	5.000		06/01/21	10,004	10,884,052
Markel Corp., Sr. Unsec’d. Notes	7.125		09/30/19	14,001	15,683,822
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, MTN	2.550		10/15/18	5,875	5,930,237
MetLife, Inc., Sr. Unsec’d. Notes	1.756	(a)	12/15/17	12,125	12,145,188
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	1.500		01/10/18	18,310	18,313,003
Sec’d. Notes, 144A	2.300		04/10/19	50,000	50,276,000
New York Life Global Funding, Sec’d. Notes, 144A	2.100		01/02/19	20,570	20,655,139
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	1.500		04/18/19	3,570	3,525,132
Sr. Sec’d. Notes, 144A	2.200		04/08/20	9,525	9,453,686
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A(b)	2.950		11/01/19	23,585	23,992,101
Trinity Acquisition PLC, Gtd. Notes	3.500		09/15/21	9,895	9,991,565
Unum Group, Sr. Unsec’d. Notes	3.000		05/15/21	6,145	6,127,050
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625		03/15/22	16,075	17,194,495
Sr. Unsec’d. Notes	6.150		08/15/19	642	699,336
Sr. Unsec’d. Notes	7.375		09/15/19	3,960	4,441,615
XLIT Ltd. (Ireland), Gtd. Notes	2.300		12/15/18	9,251	9,311,918

					304,629,440

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Iron/Steel 0.1%
Nucor Corp., Sr. Unsec’d. Notes	5.850%	06/01/18	11,000	$11,589,083

Leisure Time 0.3%
Carnival Corp., Gtd. Notes	1.875	12/15/17	30,705	30,828,250

Lodging 1.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.300	01/15/22	36,420	35,329,112
Sr. Unsec’d. Notes	3.000	03/01/19	25,350	25,793,549
Sr. Unsec’d. Notes	3.375	10/15/20	4,195	4,303,529
Sr. Unsec’d. Notes	6.375	06/15/17	9,400	9,604,159
Sr. Unsec’d. Notes	6.750	05/15/18	3,000	3,198,045
Sr. Unsec’d. Notes	7.150	12/01/19	10,218	11,514,858
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes	2.500	03/01/18	7,610	7,674,061
Sr. Unsec’d. Notes	2.950	03/01/17	29,568	29,597,745

				127,015,058

Machinery-Construction & Mining
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, GMTN	1.700	06/16/18	500	500,441

Machinery-Diversified 0.2%
CNH Industrial Capital LLC, Gtd. Notes	3.250	02/01/17	13,125	13,125,000
Roper Technologies, Inc., Sr. Unsec’d. Notes	1.850	11/15/17	6,770	6,790,940

				19,915,940

Media 2.7%
21st Century Fox America, Inc., Gtd. Notes	5.650	08/15/20	7,180	7,935,889
CBS Corp., Gtd. Notes	1.950	07/01/17	7,702	7,726,446
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	6.625	01/31/22	4,750	4,922,188
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464	07/23/22	49,305	51,525,254
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	4,698	5,015,115
DISH DBS Corp., Gtd. Notes	4.250	04/01/18	10,000	10,253,700
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974	04/15/19	23,725	23,810,695
NBCUniversal Media LLC, Gtd. Notes	4.375	04/01/21	5,355	5,785,108
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes	2.800	06/15/20	500	501,105
Sr. Unsec’d. Notes	3.500	06/15/22	30,770	31,095,116

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	31

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Media (cont’d.)
Sky PLC (United Kingdom),
Gtd. Notes, 144A	2.625%		09/16/19	11,900	$11,948,493
Gtd. Notes, 144A	6.100		02/15/18	10,000	10,433,820
Thomson Reuters Corp., Sr. Unsec’d. Notes	1.300		02/23/17	8,700	8,700,365
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.850		05/01/17	6,068	6,154,111
Sr. Sec’d. Notes	6.750		07/01/18	9,162	9,781,534
Sr. Sec’d. Notes	8.250		04/01/19	9,759	10,966,188
Sr. Sec’d. Notes	8.750		02/14/19	10,135	11,421,577
Time Warner, Inc.,
Gtd. Notes	2.100		06/01/19	24,000	23,985,504
Gtd. Notes	3.400		06/15/22	16,320	16,415,423
Viacom, Inc.,
Sr. Unsec’d. Notes	2.250		02/04/22	12,500	11,746,800
Sr. Unsec’d. Notes	2.500		09/01/18	6,290	6,308,857

					276,433,288

Mining 0.1%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	4.100		05/01/23	4,910	5,036,879
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400		05/30/21	1,563	1,642,487
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(c)	6.250	(a)	10/19/75	7,870	8,520,849

					15,200,215

Miscellaneous Manufacturing 0.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750		04/15/19	7,150	7,185,750
Crane Co., Sr. Unsec’d. Notes	2.750		12/15/18	9,500	9,618,750
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	2.875		01/15/19	3,715	3,781,517
Koppers, Inc., Gtd. Notes	7.875		12/01/19	4,000	4,055,000
Pentair Finance SA (United Kingdom),
Gtd. Notes	1.875		09/15/17	4,100	4,106,117
Gtd. Notes	3.150		09/15/22	4,440	4,348,230

					33,095,364

Office/Business Equipment
Xerox Corp., Sr. Unsec’d. Notes	2.950		03/15/17	2,010	2,016,056

Oil & Gas 3.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(c)	4.850		03/15/21	35,825	38,412,926
Apache Corp., Sr. Unsec’d. Notes	3.250		04/15/22	17,952	18,234,008

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	1.375%		05/10/18	15,300	$15,252,784
Gtd. Notes(c)	2.112		09/16/21	53,285	52,280,578
Canadian National Resources Ltd.(Canada), Sr. Unsec’d. Notes(c)	3.450		11/15/21	11,400	11,653,445
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.000		08/15/22	3,400	3,287,042
Sr. Unsec’d. Notes	5.700		10/15/19	21,014	22,479,516
ConocoPhillips Co., Gtd. Notes(c)	4.200		03/15/21	11,590	12,311,141
Devon Energy Corp.,
Sr. Unsec’d. Notes(c)	3.250		05/15/22	6,930	6,886,029
Sr. Unsec’d. Notes	4.000		07/15/21	4,691	4,847,661
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.100		02/01/21	3,390	3,572,606
Sr. Unsec’d. Notes	4.400		06/01/20	5,250	5,569,216
Exxon Mobil Corp., Sr. Unsec’d. Notes(c)	2.222		03/01/21	20,925	20,972,939
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	6.150		06/15/19	4,305	4,690,504
Sr. Unsec’d. Notes	7.250		12/15/19	15,291	17,385,454
Nabors Industries, Inc., Gtd. Notes	6.150		02/15/18	15,755	16,345,812
Noble Energy, Inc.,
Sr. Unsec’d. Notes	4.150		12/15/21	18,487	19,239,181
Sr. Unsec’d. Notes	8.250		03/01/19	4,527	5,085,202
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(c)	2.500		03/15/17	3,095	3,083,394
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375		03/13/22	3,750	3,839,925
Phillips 66, Gtd. Notes	2.950		05/01/17	6,430	6,465,867
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	6.650		03/15/17	5,250	5,303,555
Sr. Unsec’d. Notes	6.875		05/01/18	19,140	20,319,636
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100		06/01/18	12,218	12,935,624
Tesoro Corp., Gtd. Notes, 144A	4.750		12/15/23	15,000	15,103,125
Transocean, Inc., Gtd. Notes	4.250	(a)	10/15/17	9,600	9,696,000

					355,253,170

Oil & Gas Services 0.3%
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	1.350		12/01/17	5,360	5,339,107
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	2.350		12/21/18	12,920	13,026,577
Sr. Unsec’d. Notes, 144A	3.000		12/21/20	10,125	10,339,174

					28,704,858

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	33

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Packaging & Containers 0.3%
Ball Corp., Gtd. Notes	4.375%	12/15/20	1,940	$2,027,300
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800	08/01/19	1,879	2,078,296
WestRock RKT Co.,
Gtd. Notes	3.500	03/01/20	13,815	14,163,732
Gtd. Notes	4.450	03/01/19	12,675	13,226,020

				31,495,348

Pharmaceuticals 5.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.000	11/06/18	15,000	15,009,210
Sr. Unsec’d. Notes	2.300	05/14/21	20,430	20,017,028
Sr. Unsec’d. Notes	2.500	05/14/20	61,995	62,011,181
Actavis Funding SCS,
Gtd. Notes	2.450	06/15/19	6,530	6,557,648
Gtd. Notes	3.000	03/12/20	73,525	74,544,277
Gtd. Notes	3.450	03/15/22	6,180	6,272,756
Actavis, Inc., Gtd. Notes	1.875	10/01/17	18,710	18,745,755
Baxalta, Inc., Gtd. Notes	2.875	06/23/20	35,210	35,201,197
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	2.375	10/08/19	15,975	16,003,292
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	1.700	03/15/18	9,455	9,445,507
Sr. Unsec’d. Notes	1.900	06/15/17	8,050	8,072,065
Express Scripts Holding Co., Gtd. Notes	2.250	06/15/19	25,000	24,997,175
Forest Laboratories LLC, Gtd. Notes, 144A	4.375	02/01/19	10,000	10,391,380
McKesson Corp., Sr. Unsec’d. Notes	2.284	03/15/19	24,800	24,892,876
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	3.000	11/15/20	17,255	17,471,171
Medco Health Solutions, Inc., Gtd. Notes	4.125	09/15/20	2,000	2,098,608
Mylan, Inc.,
Gtd. Notes	2.550	03/28/19	3,195	3,188,140
Gtd. Notes	2.600	06/24/18	7,855	7,900,472
Mylan NV,
Gtd. Notes, 144A	2.500	06/07/19	13,010	12,939,590
Gtd. Notes, 144A	3.000	12/15/18	4,090	4,119,579
Gtd. Notes, 144A	3.150	06/15/21	18,210	17,871,057
Perrigo Co. PLC, Sr. Unsec’d. Notes	2.300	11/08/18	8,350	8,338,911
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	1.900	09/23/19	17,540	17,317,628
Gtd. Notes	2.400	09/23/21	57,645	55,684,321
Teva Pharmaceuticals Finance Netherlands III BV (Israel), Gtd. Notes(c)	2.200	07/21/21	66,780	63,887,558

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Zoetis, Inc.,
Sr. Unsec’d. Notes	1.875%		02/01/18	10,650	$10,649,968
Sr. Unsec’d. Notes	3.450		11/13/20	15,455	15,862,409

					569,490,759

Pipelines 2.1%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650		11/15/18	5,610	5,646,886
Columbia Pipeline Group, Inc., Gtd. Notes	2.450		06/01/18	8,745	8,787,737
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350		03/15/20	10,000	10,375,000
DCP Midstream Operating LP,
Gtd. Notes	2.500		12/01/17	8,990	8,945,050
Gtd. Notes	2.700		04/01/19	4,560	4,503,000
Enable Midstream Partners LP, Sr. Unsec’d. Notes	2.400	(a)	05/15/19	6,545	6,425,868
Enterprise Products Operating LLC,
Gtd. Notes	1.650		05/07/18	8,305	8,281,671
Gtd. Notes	2.550		10/15/19	14,680	14,829,809
Gtd. Notes	2.850		04/15/21	17,180	17,310,688
Gtd. Notes	6.650		04/15/18	3,400	3,605,289
Kinder Morgan Energy Partners LP,
Gtd. Notes	2.650		02/01/19	8,300	8,343,666
Gtd. Notes	5.000		10/01/21	29,692	31,614,468
Gtd. Notes	6.000		02/01/17	4,900	4,914,842
Gtd. Notes	6.500		04/01/20	5,000	5,534,405
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000		02/15/21	3,500	3,728,116
ONEOK Partners LP,
Gtd. Notes	2.000		10/01/17	13,030	13,066,002
Gtd. Notes	3.200		09/15/18	9,185	9,385,481
Phillips 66 Partners LP, Sr. Unsec’d. Notes	2.646		02/15/20	3,535	3,524,123
Spectra Energy Partners LP, Sr. Unsec’d. Notes	2.950		09/25/18	20,415	20,737,210
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	2.800		10/15/22	1,500	1,460,035
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600		08/15/18	7,142	7,155,784
Williams Partners LP,
Sr. Unsec’d. Notes	4.000		11/15/21	4,559	4,679,066
Sr. Unsec’d. Notes	4.125		11/15/20	2,392	2,486,850
Sr. Unsec’d. Notes	5.250		03/15/20	12,042	12,865,902
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	7.250		02/01/17	1,000	1,003,906

					219,210,854

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	35

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 2.7%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	2.950%	09/15/22	10,258	$10,225,800
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	33,867	36,061,582
Digital Realty Trust LP,
Gtd. Notes	3.400	10/01/20	6,235	6,342,323
Gtd. Notes	5.875	02/01/20	15,697	17,107,783
Equity Commonwealth, Sr. Unsec’d. Notes	6.650	01/15/18	2,160	2,214,739
ERP Operating LP, Sr. Unsec’d. Notes	2.375	07/01/19	11,370	11,459,641
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750	08/15/19	5,100	5,156,029
Highwoods Realty LP, Sr. Unsec’d. Notes	5.850	03/15/17	19,615	19,780,845
Liberty Property LP, Sr. Unsec’d. Notes	4.750	10/01/20	6,000	6,382,218
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	13,340	13,381,261
Realty Income Corp.,
Sr. Unsec’d. Notes	2.000	01/31/18	7,800	7,822,012
Sr. Unsec’d. Notes	6.750	08/15/19	4,585	5,124,090
Regency Centers LP, Gtd. Notes	6.000	06/15/20	3,877	4,288,334
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375	11/05/19	9,100	9,095,177
Select Income REIT, Sr. Unsec’d. Notes	2.850	02/01/18	11,821	11,871,511
Simon Property Group LP, Sr. Unsec’d. Notes	2.200	02/01/19	12,200	12,299,210
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes	2.000	02/15/18	8,035	8,051,536
Gtd. Notes	4.750	06/01/21	875	940,799
Vornado Realty LP, Sr. Unsec’d. Notes	2.500	06/30/19	13,815	13,863,946
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A	1.750	09/15/17	16,900	16,910,512
Gtd. Notes, 144A	2.700	09/17/19	5,400	5,461,814
Gtd. Notes, 144A	3.250	10/05/20	13,485	13,714,272
Welltower, Inc.,
Sr. Unsec’d. Notes	5.250	01/15/22	20,485	22,566,317
Sr. Unsec’d. Notes	6.125	04/15/20	5,930	6,582,454
Weyerhaeuser Co., Sr. Unsec’d. Notes(c)	7.375	10/01/19	7,607	8,539,512

				275,243,717

Retail 2.0%
AutoZone, Inc., Sr. Unsec’d. Notes	2.500	04/15/21	6,310	6,239,101
CVS Health Corp.,
Sr. Unsec’d. Notes	2.125	06/01/21	5,000	4,902,720
Sr. Unsec’d. Notes	2.250	12/05/18	24,250	24,462,551

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Sr. Unsec’d. Notes	2.250%	08/12/19	20,350	$20,461,701
Sr. Unsec’d. Notes	2.800	07/20/20	59,833	60,706,861
Sr. Unsec’d. Notes	4.750	12/01/22	7,796	8,465,902
Dollar General Corp., Sr. Unsec’d. Notes(c)	1.875	04/15/18	26,920	26,954,485
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes	1.750	11/17/17	5,755	5,769,359
Sr. Unsec’d. Notes	2.600	06/01/21	33,590	33,379,088
Sr. Unsec’d. Notes	2.700	11/18/19	11,240	11,389,099

				202,730,867

Semiconductors 0.7%
KLA-Tencor Corp.,
Sr. Unsec’d. Notes	2.375	11/01/17	3,345	3,365,040
Sr. Unsec’d. Notes	3.375	11/01/19	2,550	2,610,585
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	13,825	13,949,107
NVIDIA Corp., Sr. Unsec’d. Notes	2.200	09/16/21	34,535	33,709,717
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18	8,825	8,957,375
Sr. Unsec’d. Notes, 144A	3.875	09/01/22	10,000	10,125,000

				72,716,824

Software 1.3%
CA, Inc., Sr. Unsec’d. Notes	2.875	08/15/18	7,865	7,975,951
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700	03/01/21	11,115	11,491,521
Fidelity National Information Services, Inc.,
Gtd. Notes	1.450	06/05/17	2,090	2,090,828
Gtd. Notes	2.000	04/15/18	7,500	7,522,860
Sr. Unsec’d. Notes	2.250	08/15/21	15,425	15,039,791
Sr. Unsec’d. Notes	2.850	10/15/18	7,180	7,304,882
Sr. Unsec’d. Notes	3.625	10/15/20	13,570	14,048,587
Fiserv, Inc., Sr. Unsec’d. Notes	2.700	06/01/20	15,210	15,283,449
Intuit, Inc., Sr. Unsec’d. Notes(c)	5.750	03/15/17	4,537	4,577,252
Oracle Corp.,
Sr. Unsec’d. Notes	1.900	09/15/21	33,460	32,696,878
Sr. Unsec’d. Notes	2.375	01/15/19	17,340	17,572,096

				135,604,095

Telecommunications 5.3%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20	11,400	12,190,658
AT&T, Inc.,
Sr. Unsec’d. Notes	1.600	02/15/17	34,100	34,109,173
Sr. Unsec’d. Notes	1.700	06/01/17	3,000	3,004,110

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	37

Portfolio of Investments (continued)

as of December 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sr. Unsec’d. Notes	1.750%	01/15/18	14,900	$14,909,104
Sr. Unsec’d. Notes	2.400	03/15/17	14,850	14,886,486
Sr. Unsec’d. Notes(c)	2.450	06/30/20	77,815	77,272,785
Sr. Unsec’d. Notes	2.800	02/17/21	14,010	13,898,718
Sr. Unsec’d. Notes	3.000	06/30/22	7,185	7,052,868
Sr. Unsec’d. Notes	3.800	03/15/22	3,895	3,992,916
Sr. Unsec’d. Notes	4.600	02/15/21	4,700	4,971,087
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	2.350	02/14/19	6,800	6,839,658
Sr. Unsec’d. Notes	5.950	01/15/18	33,835	35,262,905
CenturyLink, Inc., Sr. Unsec’d. Notes, Series R	5.150	06/15/17	10,450	10,606,750
Cisco Systems, Inc., Sr. Unsec’d. Notes	1.850	09/20/21	5,265	5,138,461
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A	2.250	03/06/17	20,425	20,453,983
Nippon Telegraph & Telephone Corp. (Japan), Sr. Sec’d. Notes	1.400	07/18/17	8,720	8,716,154
Orange SA (France),
Sr. Unsec’d. Notes	2.750	02/06/19	21,115	21,394,436
Sr. Unsec’d. Notes	5.375	07/08/19	4,828	5,202,812
Qwest Corp., Sr. Unsec’d. Notes	6.500	06/01/17	8,500	8,654,700
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23	25,000	25,046,750
Telefonica Emisiones SAU (Spain), Gtd. Notes	3.192	04/27/18	28,700	29,112,735
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes	5.500	11/15/19	8,700	9,397,018
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.100	11/01/17	13,100	13,069,097
Sr. Unsec’d. Notes	2.625	02/21/20	76,469	77,202,644
Sr. Unsec’d. Notes	4.500	09/15/20	40,000	42,804,520
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.250	09/26/17	19,270	19,234,254
Sr. Unsec’d. Notes	1.625	03/20/17	24,750	24,754,876

				549,179,658

Transportation 0.2%
Federal Express Corp., Series 2012, Pass-Through Trust, Pass-Through Certificates, 144A	2.625	01/15/18	2,881	2,878,418
Norfolk Southern Corp., Sr. Unsec’d. Notes	7.700	05/15/17	6,810	6,965,615
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	7,480	7,523,953

				17,367,986

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Trucking & Leasing 0.3%
Penske Truck Leasing Co. Lp/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A(b)	2.500%	06/15/19	11,175	$11,202,066
Sr. Unsec’d. Notes, 144A(b)	3.200	07/15/20	17,770	17,967,069
Sr. Unsec’d. Notes, 144A(b)	3.300	04/01/21	200	202,248

				29,371,383

TOTAL CORPORATE BONDS (cost $8,939,004,502)				8,944,885,563

FOREIGN AGENCIES 0.9%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	1.750	05/09/18	8,450	8,405,646
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A	2.150	01/22/19	12,900	12,928,819
Sr. Unsec’d. Notes, 144A	2.350	10/13/20	12,350	12,231,909
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875	05/04/17	9,500	9,567,925
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	46,030	46,014,902

TOTAL FOREIGN AGENCIES (cost $89,063,699)				89,149,201

MUNICIPAL BOND 0.1%
Alabama
Alabama Economic Settlement Authority (cost $5,150,000)	3.163	09/15/25	5,150	5,178,789

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes	1.375	12/15/19	5,110	5,097,823
U.S. Treasury Notes	1.750	11/30/21	6,425	6,377,063

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,447,318)				11,474,886

			Shares
PREFERRED STOCKS

Banks
Citigroup Capital XIII, 7.257% (Capital Security, fixed to floating preferred)(a) (cost $3,342,000)			132,000	3,408,240

TOTAL LONG-TERM INVESTMENTS (cost $10,061,421,189)				10,065,387,518

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	39

Portfolio of Investments (continued)

as of December 31, 2016

Description	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS 2.6%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(f)	164,732,463	$164,732,463

Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $103,341,750; includes $103,281,718 of cash collateral for securities on loan)(f)(g)	103,334,887	103,355,554

TOTAL SHORT-TERM INVESTMENTS (cost $268,074,213)(Note 3)		268,088,017

TOTAL INVESTMENTS 100.3% (cost $10,329,495,402)(Note 5)		10,333,475,535
Liabilities in excess of other assets(h) (0.3)%		(32,616,682)

NET ASSETS 100.0%		$10,300,858,853

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDS—Credit Default Swap

CLO—Collateralized Loan Obligation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REIT—Real Estate Investment Trust

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,778,648 and 0.0% of net assets.
#	Principal and notional amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $101,128,962; cash collateral of $103,281,718 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Represents issuer in default on interest payments and or principal payment; non-income producing security.
(e)	Security is post-maturity.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Institutional Money Market Fund.
(g)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestments.
(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

40

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
4,680	2 Year U.S. Treasury Notes	Mar. 2017	$1,014,433,036	$1,014,097,500	$(335,536)
728	5 Year U.S. Treasury Notes	Mar. 2017	85,584,930	85,659,438	74,508

					(261,028)

	Short Position:
156	10 Year U.S. Treasury Notes	Mar. 2017	19,203,591	19,387,875	(184,284)

					$(445,312)

Cash of $2,700,000 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at December 31, 2016.

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Berkshire Hathaway, Inc.	03/20/17	1.000%	15,000	0.136%	$33,738	$(359,547)	$393,285	Credit Suisse First Boston Corp.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)

The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	41

Portfolio of Investments (continued)

as of December 31, 2016

swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$594,734,263	$—
Bank Loan	—	19,968,760	—
Commercial Mortgage-Backed Securities	—	396,587,816	—
Corporate Bonds	—	8,943,106,915	1,778,648
Foreign Agencies	—	89,149,201	—
Municipal Bond	—	5,178,789	—
U.S. Treasury Obligations	—	11,474,886	—
Preferred Stocks	3,408,240	—	—
Affiliated Mutual Funds	268,088,017	—	—
Other Financial Instruments*
Futures Contracts	(445,312)	—	—
Credit Default Swap Agreement	—	33,738	—

Total	$271,050,945	$10,060,234,368	$1,778,648

During the period, there were no transfers to between Level 1 and Level 2 to report.

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

42

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	23.1%
Collateralized Loan Obligations	5.8
Pharmaceuticals	5.5
Telecommunications	5.3
Auto Manufacturers	4.4
Commercial Mortgage-Backed Securities	3.8
Oil & Gas	3.5
Electric	3.3
Insurance	3.0
Healthcare-Services	2.9
Chemicals	2.8
Media	2.7
Real Estate Investment Trusts (REITs)	2.7
Affiliated Mutual Funds (including 1.0% of collateral for securities on loan)	2.6
Diversified Financial Services	2.4
Pipelines	2.1
Healthcare-Products	2.1
Retail	2.0
Biotechnology	1.8
Food	1.7
Computers	1.7
Beverages	1.6
Software	1.3
Lodging	1.2
Commercial Services	1.1
Airlines	1.0
Agriculture	1.0
Foreign Agencies	0.9
Semiconductors	0.7%
Housewares	0.7
Gas	0.6
Forest Products & Paper	0.5
Electronics	0.4
Auto Parts & Equipment	0.4
Miscellaneous Manufacturing	0.3
Building Materials	0.3
Packaging & Containers	0.3
Leisure Time	0.3
Trucking & Leasing	0.3
Hand/Machine Tools	0.3
Oil & Gas Services	0.3
Home Builders	0.2
Aerospace/Defense	0.2
Technology	0.2
Machinery-Diversified	0.2
Transportation	0.2
Mining	0.1
Home Furnishings	0.1
Iron/Steel	0.1
U.S. Treasury Obligations	0.1
Apparel	0.1
Municipal Bond	0.1

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	43

Portfolio of Investments (continued)

as of December 31, 2016

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$359,547
Credit contracts	Unrealized appreciation on OTC swap agreements	393,285		—	—
Interest rate contracts	Due from/to broker—variation margin futures	74,508	*	Due from/to broker—variation margin futures	519,820	*

Total		$467,793			$879,367

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(865,340)	$(865,340)
Interest rate contracts	(3,002,687)	—	(3,002,687)

Total	$(3,002,687)	$(865,340)	$(3,868,027)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(834,707)	$(834,707)
Interest rate contracts	1,328,954	—	1,328,954

Total	$1,328,954	$(834,707)	$494,247

See Notes to Financial Statements.

44

For the year ended December 31, 2016, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Position(1)	Futures Contracts— Short Positions(1)
$1,013,491,907	$128,532,451

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)
$5,880,000	$15,000,000

(1)	Value at Trade Date.
(2)	Notional Amount in USD.

The Fund invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$101,128,962	$(101,128,962)	$—

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	45

Portfolio of Investments (continued)

as of December 31, 2016

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Credit Suisse First Boston Corp.	$393,285	$(359,547)	$—	$33,738

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Credit Suisse First Boston Corp.	$(359,547)	$359,547	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amount represents market value.

See Notes to Financial Statements.

46

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of December 31, 2016

Assets
Investments at value, including securities on loan of $101,128,962:
Unaffiliated investments (cost $10,061,421,189)	$10,065,387,518
Affiliated investments (cost $268,074,213)	268,088,017
Deposit with broker for futures	2,700,000
Dividends and interest receivable	81,118,179
Receivable for Fund shares sold	58,802,876
Unrealized appreciation on OTC swap agreements	393,285
Due from broker—variation margin futures	270,146
Tax reclaim receivable	126,601
Prepaid expenses	75,597

Total Assets	10,476,962,219

Liabilities
Payable to broker for collateral for securities on loan	103,281,718
Payable for Fund shares reacquired	59,968,935
Dividends payable	5,451,207
Management fee payable	3,492,339
Distribution fee payable	1,729,623
Accrued expenses and other liabilities	1,648,663
Premium received for OTC swap agreements	359,547
Payable for investments purchased	92,740
Affiliated transfer agent fee payable	77,251
Deferred directors’ fees	1,343

Total Liabilities	176,103,366

Net Assets	$10,300,858,853

Net assets were comprised of:
Common stock, at par	$9,337,618
Paid-in capital in excess of par	10,622,943,381

10,632,280,999
Undistributed net investment income	4,494,205
Accumulated net realized loss on investment transactions	(339,846,033)
Net unrealized appreciation on investments	3,929,682

Net assets, December 31, 2016	$10,300,858,853

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share ($1,861,163,073 ÷ 168,979,438 shares of common stock issued and outstanding)	$11.01
Maximum sales charge (3.25% of offering price)	0.37

Maximum offering price to public	$11.38

Class B
Net asset value, offering price and redemption price per share ($20,035,136 ÷ 1,819,086 shares of common stock issued and outstanding)	$11.01

Class C
Net asset value, offering price and redemption price per share ($1,446,237,794 ÷ 131,310,046 shares of common stock issued and outstanding)	$11.01

Class Q
Net asset value, offering price and redemption price per share ($116,542,649 ÷ 10,548,848 shares of common stock issued and outstanding)	$11.05

Class R
Net asset value, offering price and redemption price per share ($174,661,141 ÷ 15,858,182 shares of common stock issued and outstanding)	$11.01

Class Z
Net asset value, offering price and redemption price per share ($6,682,219,060 ÷ 605,246,220 shares of common stock issued and outstanding)	$11.04

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	49

Statement of Operations

Year Ended December 31, 2016

Net Investment Income (Loss)
Income
Interest income	$239,795,359
Affiliated dividend income	887,043
Income from securities lending, net (including affiliated income of $480,144)	542,726
Unaffiliated dividend income	233,940

Total income	241,459,068

Expenses
Management fee	38,660,720
Distribution fee—Class A	4,378,692
Distribution fee—Class B	250,088
Distribution fee—Class C	15,363,953
Distribution fee—Class R	1,253,765
Transfer agent’s fees and expenses (including affiliated expense of $513,100)	9,260,000
Custodian and accounting fees (net of $58,500 fee credit)	873,000
Registration fees	720,000
Shareholders’ reports	330,000
Directors’ fees	167,000
Insurance expenses	108,000
Legal fees and expenses	83,000
Audit fee	40,000
Commitment fee on syndicated credit agreement	12,000
Miscellaneous	32,805

Total expenses	71,533,023
Less: Distribution fee waiver—Class R	(417,906)

Net expenses	71,115,117

Net investment income (loss)	170,343,951

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $672)	8,856,299
Futures transactions	(3,002,687)
Swap agreement transactions	(865,340)

4,988,272

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,804)	52,367,101
Futures	1,328,954
Swap agreements	(834,707)

52,861,348

Net gain (loss) on investment transactions	57,849,620

Net Increase (Decrease) In Net Assets Resulting From Operations	$228,193,571

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$170,343,951	$160,406,006
Net realized gain (loss) on investment transactions	4,988,272	4,281,405
Net change in unrealized appreciation (depreciation) on investments	52,861,348	(87,745,875)

Net increase (decrease) in net assets resulting from operations	228,193,571	76,941,536

Dividends from net investment income (Note 1)
Class A	(41,668,427)	(50,118,788)
Class B	(407,843)	(620,519)
Class C	(25,055,609)	(29,041,626)
Class Q	(3,916,100)	(2,566,955)
Class R	(3,561,353)	(3,407,152)
Class Z	(158,749,622)	(147,619,513)

	(233,358,954)	(233,374,553)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,724,506,926	2,802,212,388
Net asset value of shares issued in reinvestment of dividends and distributions	170,058,892	166,315,034
Cost of shares reacquired	(3,482,918,047)	(3,419,363,933)

Net increase (decrease) in net assets from Fund share transactions	1,411,647,771	(450,836,511)

Total increase (decrease)	1,406,482,388	(607,269,528)

Net Assets:
Beginning of year	8,894,376,465	9,501,645,993

End of year(a)	$10,300,858,853	$8,894,376,465

(a) Includes undistributed net investment income of:	$4,494,205	$4,267,321

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	51

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”).

The Fund’s investment objective is high current income consistent with the preservation of principal.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after

52

evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor pricing are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the

Prudential Short-Term Corporate Bond Fund, Inc.	53

Notes to Financial Statements (continued)

sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuation in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the

54

return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Prudential Short-Term Corporate Bond Fund, Inc.	55

Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined

56

based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and

Prudential Short-Term Corporate Bond Fund, Inc.	57

Notes to Financial Statements (continued)

such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s

58

performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .40% of the Fund’s average daily net assets up to $10 billion; and .39% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee was .40% for the year ended December 31, 2016.

The Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R, and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .25%, 1%, 1%, and .75% of the average daily net assets of the Class A, B, C, and R shares, respectively. PIMS contractually agreed through April 30, 2017 to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received $2,866,948 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2016, it received $14,458, $16,114 and $197,132 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Short-Term Corporate Bond Fund, Inc.	59

Notes to Financial Statements (continued)

Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. had been compensated $8,996 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $43,463. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (eSecLending).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Treasury securities, for the year ended December 31, 2016, were $3,601,182,196 and $2,231,687,148, respectively.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended December 31, 2016, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by

60

$63,241,887 due to differences in the treatment for book and tax purposes of accreting market discount and amortization of premiums, certain transactions involving swaps, paydown gains/losses and other book to tax adjustments. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the years ended December 31, 2016 and December 31, 2015, the tax character of dividends paid by the Fund was $233,358,954 and $233,374,553 of ordinary income, respectively.

As of December 31, 2016, the accumulated undistributed earnings on a tax basis was $4,500,559 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$10,472,945,002	$51,918,210	$(191,387,677)	$(139,469,467)	$394,861	$(139,074,606)

The difference between book basis and tax basis is primarily attributable to the differences in the treatment of accreting market discount and premium amortization for book and tax purposes and deferred losses on wash sales. Other cost basis adjustments are primarily attributable to unrealized appreciation on swaps.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after January 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before December 31, 2011 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of December 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$188,277,000

Pre-Enactment Losses:
Expiring 2018	$1,604,000

The Fund elected to treat post-October capital losses of approximately $6,961,000 as having been incurred in the following fiscal year (December 31, 2017).

Prudential Short-Term Corporate Bond Fund, Inc.	61

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 18 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of .50%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC of 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares automatically convert to Class A shares on a quarterly basis, approximately five years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of common stock authorized at $.01 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R, and Class Z common stock. Class A shares consists of 475 million authorized shares, Class B consists of 25 million authorized shares, Class C consists of 400 million authorized shares, Class Q and Class R shares each consist of 100 million authorized shares, and Class Z shares consist of 900 million authorized shares.

As of December 31, 2016, seven shareholders of record held 69% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

62

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2016:
Shares sold	77,709,974	$864,194,268
Shares issued in reinvestment of dividends and distributions	3,051,962	33,908,572
Shares reacquired	(67,135,184)	(743,490,955)

Net increase (decrease) in shares outstanding before conversion	13,626,752	154,611,885
Shares issued upon conversion from other share class(es)	2,407,403	26,732,948
Shares reacquired upon conversion into other share class(es)	(10,786,448)	(119,692,790)

Net increase (decrease) in shares outstanding	5,247,707	$61,652,043

Year ended December 31, 2015:
Shares sold	45,385,148	$505,897,190
Shares issued in reinvestment of dividends and distributions	3,751,925	41,881,155
Shares reacquired	(80,153,940)	(894,762,207)

Net increase (decrease) in shares outstanding before conversion	(31,016,867)	(346,983,862)
Shares issued upon conversion from other share class(es)	2,176,583	24,265,801
Shares reacquired upon conversion into other share class(es)	(3,501,679)	(39,099,351)

Net increase (decrease) in shares outstanding	(32,341,963)	$(361,817,412)

Class B
Year ended December 31, 2016:
Shares sold	210,796	$2,340,575
Shares issued in reinvestment of dividends and distributions	33,519	372,342
Shares reacquired	(443,118)	(4,912,464)

Net increase (decrease) in shares outstanding before conversion	(198,803)	(2,199,547)
Shares reacquired upon conversion into other share class(es)	(563,442)	(6,243,578)

Net increase (decrease) in shares outstanding	(762,245)	$(8,443,125)

Year ended December 31, 2015:
Shares sold	300,452	$3,335,966
Shares issued in reinvestment of dividends and distributions	51,275	572,567
Shares reacquired	(742,127)	(8,291,154)

Net increase (decrease) in shares outstanding before conversion	(390,400)	(4,382,621)
Shares reacquired upon conversion into other share class(es)	(763,336)	(8,492,131)

Net increase (decrease) in shares outstanding	(1,153,736)	$(12,874,752)

Prudential Short-Term Corporate Bond Fund, Inc.	63

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended December 31, 2016:
Shares sold	25,294,185	$280,952,437
Shares issued in reinvestment of dividends and distributions	1,759,702	19,551,628
Shares reacquired	(30,903,507)	(342,915,625)

Net increase (decrease) in shares outstanding before conversion	(3,849,620)	(42,411,560)
Shares issued upon conversion from other share class(es)	1,691	18,788
Shares reacquired upon conversion into other share class(es)	(4,412,300)	(49,028,007)

Net increase (decrease) in shares outstanding	(8,260,229)	$(91,420,779)

Year ended December 31, 2015:
Shares sold	21,142,628	$235,734,688
Shares issued in reinvestment of dividends and distributions	1,997,541	22,293,785
Shares reacquired	(37,266,683)	(415,934,634)

Net increase (decrease) in shares outstanding before conversion	(14,126,514)	(157,906,161)
Shares issued upon conversion from other share class(es)	4,991	55,745
Shares reacquired upon conversion into other share class(es)	(2,171,344)	(24,253,030)

Net increase (decrease) in shares outstanding	(16,292,867)	$(182,103,446)

Class Q
Year ended December 31, 2016:
Shares sold	4,852,805	$54,061,763
Shares issued in reinvestment of dividends and distributions	351,111	3,914,595
Shares reacquired	(7,651,340)	(84,760,822)

Net increase (decrease) in shares outstanding before conversion	(2,447,424)	(26,784,464)
Shares issued upon conversion from other share class(es)	4,768,808	52,743,019

Net increase (decrease) in shares outstanding	2,321,384	$25,958,555

Year ended December 31, 2015:
Shares sold	1,391,222	$15,605,261
Shares issued in reinvestment of dividends and distributions	228,873	2,561,734
Shares reacquired	(1,371,221)	(15,374,062)

Net increase (decrease) in shares outstanding	248,874	$2,792,933

Class R
Year ended December 31, 2016:
Shares sold	3,885,887	$43,175,189
Shares issued in reinvestment of dividends and distributions	307,696	3,418,712
Shares reacquired	(2,621,015)	(29,096,643)

Net increase (decrease) in shares outstanding before conversion	1,572,568	17,497,258
Shares reacquired upon conversion into other share class(es)	(4,644)	(51,219)

Net increase (decrease) in shares outstanding	1,567,924	$17,446,039

Year ended December 31, 2015:
Shares sold	3,656,004	$40,757,472
Shares issued in reinvestment of dividends and distributions	294,762	3,288,209
Shares reacquired	(2,389,282)	(26,654,382)

Net increase (decrease) in shares outstanding before conversion	1,561,484	17,391,299
Shares reacquired upon conversion into other share class(es)	(726)	(8,005)

Net increase (decrease) in shares outstanding	1,560,758	$17,383,294

64

Class Z	Shares	Amount
Year ended December 31, 2016:
Shares sold	312,866,236	$3,479,782,694
Shares issued in reinvestment of dividends and distributions	9,776,702	108,893,043
Shares reacquired	(204,890,532)	(2,277,741,538)

Net increase (decrease) in shares outstanding before conversion	117,752,406	1,310,934,199
Shares issued upon conversion from other share class(es)	14,896,959	165,730,386
Shares reacquired upon conversion into other share class(es)	(6,342,176)	(70,209,547)

Net increase (decrease) in shares outstanding	126,307,189	$1,406,455,038

Year ended December 31, 2015:
Shares sold	178,922,805	$2,000,881,811
Shares issued in reinvestment of dividends and distributions	8,558,737	95,717,584
Shares reacquired	(184,076,369)	(2,058,347,494)

Net increase (decrease) in shares outstanding before conversion	3,405,173	38,251,901
Shares issued upon conversion from other share class(es)	5,610,430	62,802,857
Shares reacquired upon conversion into other share class(es)	(1,365,089)	(15,271,886)

Net increase (decrease) in shares outstanding	7,650,514	$85,782,872

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended December 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after

Prudential Short-Term Corporate Bond Fund, Inc.	65

Notes to Financial Statements (continued)

December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

66

Financial Highlights

Class A Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.00	$11.19	$11.33	$11.56	$11.35
Income (loss) from investment operations:
Net investment income (loss)	.19	.19	.20	.22	.26
Net realized and unrealized gain (loss) on investment transactions	.08	(.10)	(.04)	(.12)	.33
Total from investment operations	.27	.09	.16	.10	.59
Less Dividends:
Dividends from net investment income	(.26)	(.28)	(.30)	(.33)	(.38)
Net asset value, end of year	$11.01	$11.00	$11.19	$ 11.33	$11.56
Total Return(b):	2.50%	.81%	1.42%	.89%	5.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,861,163	$1,801,167	$2,194,768	$2,791,686	$2,596,682
Average net assets (000)	$1,751,490	$1,984,349	$2,686,658	$2,717,633	$2,125,935
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.77%	.77%	.78%	.76%	.78%
Expenses before waivers and/or expense reimbursement	.77%	.78%	.83%	.81%	.83%
Net investment income (loss)	1.72%	1.73%	1.79%	1.91%	2.30%
Portfolio turnover rate	51%	49%	54%	65%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	67

Financial Highlights (continued)

Class B Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.00	$11.19	$11.33	$11.56	$11.35
Income (loss) from investment operations:
Net investment income (loss)	.11	.11	.12	.13	.18
Net realized and unrealized gain (loss) on investment transactions	.08	(.10)	(.04)	(.11)	.32
Total from investment operations	.19	.01	.08	.02	.50
Less Dividends:
Dividends from net investment income	(.18)	(.20)	(.22)	(.25)	(.29)
Net asset value, end of year	$11.01	$11.00	$11.19	$11.33	$11.56
Total Return(b):	1.73%	.06%	.66%	.14%	4.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,035	$28,396	$41,808	$57,649	$59,209
Average net assets (000)	$25,008	$34,875	$51,023	$59,969	$52,940
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.52%	1.53%	1.51%	1.53%
Expenses before waivers and/or expense reimbursement	1.52%	1.52%	1.53%	1.51%	1.53%
Net investment income (loss)	.98%	.99%	1.04%	1.16%	1.56%
Portfolio turnover rate	51%	49%	54%	65%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

68

Class C Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.00	$11.19	$11.33	$11.56	$11.35
Income (loss) from investment operations:
Net investment income (loss)	.11	.11	.12	.13	.18
Net realized and unrealized gain (loss) on investment transactions	.08	(.10)	(.04)	(.11)	.32
Total from investment operations	.19	.01	.08	.02	.50
Less Dividends:
Dividends from net investment income	(.18)	(.20)	(.22)	(.25)	(.29)
Net asset value, end of year	$11.01	$11.00	$11.19	$11.33	$11.56
Total Return(b):	1.73%	.06%	.67%	.14%	4.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,446,238	$1,535,414	$1,744,748	$1,970,167	$2,135,745
Average net assets (000)	$1,536,399	$1,632,383	$1,861,288	$2,123,254	$1,842,751
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.52%	1.53%	1.51%	1.53%
Expenses before waivers and/or expense reimbursement	1.52%	1.52%	1.53%	1.51%	1.53%
Net investment income (loss)	.98%	.99%	1.04%	1.16%	1.55%
Portfolio turnover rate	51%	49%	54%	65%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	69

Financial Highlights (continued)

Class Q Shares
	Year Ended December 31,				March 2, 2012(a) through December 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.04	$11.23	$11.36	$11.59	$11.55
Income (loss) from investment operations:
Net investment income (loss)	.23	.23	.24	.26	.23
Net realized and unrealized gain (loss) on investment transactions	.08	(.10)	(.02)	(.12)	.15
Total from investment operations	.31	.13	.22	.14	.38
Less Dividends:
Dividends from net investment income	(.30)	(.32)	(.35)	(.37)	(.34)
Net asset value, end of period	$11.05	$11.04	$11.23	$11.36	$11.59
Total Return(c):	2.85%	1.17%	1.94%	1.24%	3.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$116,543	$90,807	$89,604	$80,059	$57,217
Average net assets (000)	$143,488	$89,233	$43,439	$68,760	$54,722
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.42%	.42%	.43%	.42%	.43%	(e)
Expenses before waivers and/or expense reimbursement	.42%	.42%	.43%	.42%	.43%	(e)
Net investment income (loss)	2.08%	2.08%	2.14%	2.25%	2.43%	(e)
Portfolio turnover rate	51%	49%	54%	65%	78%	(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

70

Class R Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.00	$11.19	$11.33	$11.56	$11.35
Income (loss) from investment operations:
Net investment income (loss)	.16	.17	.17	.19	.23
Net realized and unrealized gain (loss) on investment transactions	.09	(.11)	(.04)	(.12)	.33
Total from investment operations	.25	.06	.13	.07	.56
Less Dividends:
Dividends from net investment income	(.24)	(.25)	(.27)	(.30)	(.35)
Net asset value, end of year	$11.01	$11.00	$11.19	$11.33	$11.56
Total Return(b):	2.24%	.57%	1.17%	.65%	4.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$174,661	$157,207	$142,496	$111,181	$46,706
Average net assets (000)	$167,164	$149,553	$129,408	$78,272	$29,321
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.03%	1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.27%	1.27%	1.28%	1.26%	1.28%
Net investment income (loss)	1.48%	1.48%	1.54%	1.67%	2.04%
Portfolio turnover rate	51%	49%	54%	65%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	71

Financial Highlights (continued)

Class Z Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.03	$11.22	$11.36	$11.59	$11.37
Income (loss) from investment operations:
Net investment income (loss)	.22	.22	.23	.25	.29
Net realized and unrealized gain (loss) on investment transactions	.08	(.10)	(.04)	(.12)	.34
Total from investment operations	.30	.12	.19	.13	.63
Less Dividends:
Dividends from net investment income	(.29)	(.31)	(.33)	(.36)	(.41)
Net asset value, end of year	$11.04	$11.03	$11.22	$11.36	$11.59
Total Return(b):	2.76%	1.07%	1.68%	1.15%	5.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,682,219	$5,281,386	$5,288,222	$4,310,734	$4,555,662
Average net assets (000)	$6,041,649	$5,313,632	$4,823,460	$4,440,951	$3,647,207
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.52%	.52%	.53%	.51%	.53%
Expenses before waivers and/or expense reimbursement	.52%	.52%	.53%	.51%	.53%
Net investment income (loss)	1.98%	1.99%	2.04%	2.16%	2.55%
Portfolio turnover rate	51%	49%	54%	65%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

72

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Short-Term Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

Prudential Short-Term Corporate Bond Fund, Inc.	73

Federal Income Tax Information (unaudited)

For the year ended December 31, 2016, the Fund reports the maximum amount allowable but not less than 86.21% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

74

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short-Term Corporate Bond Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Short-Term Corporate Bond Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Prudential Short-Term Corporate Bond Fund, Inc.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at prudentialfunds.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short-Term Corporate Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PSTQX	JDTRX	PIFZX
CUSIP	74441R102	74441R201	74441R300	74441R607	74441R409	74441R508

MF140E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,437 and $34,125, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $32,500 of audit fees billed by KPMG were paid by a service provider of the Registrant for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(c) Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(d) All Other Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
▪	Federal, state and local income tax compliance; and,
▪	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 17, 2017

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 17, 2017